UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 18, 2003


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

            Delaware                                            64-0740905
  (State or other jurisdiction                              (I. R. S. Employer
of incorporation or organization)                           Identification No.)

 3406 West Main Street, Tupelo, MS                                 38801
(Address of principal executive offices)                        (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 842-2834

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)           Exhibits:

           Exhibit
            Number      Description
         -------------  -------------------------------------------------------

             99.1 Press release issued by Hancock Fabrics, Inc., dated November 18, 2003

Item 12.  Results of Operations and Financial Condition

     On November 18, 2003, Hancock Fabrics, Inc. issued a press release announcing, among other things, its quarterly earnings results for the quarter ended November 2, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.



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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HANCOCK FABRICS, INC.
                                              (Registrant)

                                          By:  /s/ Bruce D. Smith
                                             ----------------------------
                                                   Bruce D. Smith

                                              Senior Vice President and
                                               Chief Financial Officer
                                              (Principal Financial and
                                                 Accounting Officer)

November 21, 2003




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

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  --------------------------------------------------------------

     99.1        Press release issued by Hancock Fabrics, Inc., dated
                 November 18, 2003




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